BLACKROCK FUNDS V

BlackRock Strategic Income Opportunities Portfolio

(the “Fund”)

Supplement dated November 19, 2025 to the

Prospectuses of the Fund,

each dated April 30, 2025, as supplemented to date

Effective immediately, the following change is made to the Fund’s Prospectuses:

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

The Fund is an unconstrained fund (i.e., has the flexibility to invest across all fixed income asset classes) that is managed within a risk controlled framework.

The portfolio managers evaluate portfolio risk in light of the available investment opportunities and prevailing risks in the fixed income market with the goal of delivering attractive risk-adjusted returns. In doing so, the portfolio managers seek to find the appropriate balance between risk mitigation and opportunism.

The portfolio managers do not manage the Fund specific to a benchmark, which provides the portfolio managers with flexibility to allocate to and rotate across any sector in the fixed income universe. This strategy provides exposure to areas of the fixed income market which the portfolio managers anticipate will provide value while attempting to minimize exposure to those areas that they anticipate will not provide value. Similarly, the portfolio managers have full duration flexibility with the ability to move 0 to 7 years in duration.

The portfolio managers can institute hedging on a macro level to manage the overall portfolio risk from a duration and credit risk perspective when appropriate.

Shareholders should retain this Supplement for future reference.

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